                                                                    EXHIBIT 10.6

     The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or registered or qualified under any state securities laws, and such securities may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act and registration and qualification under all applicable state securities laws or pursuant to exemptions therefrom.



                           Photoelectron Corporation
                             400-1 Totten Pond Road
                          Waltham, Massachusetts 02154



                            STOCK PURCHASE WARRANT


Date of Issuance: December 28, 1991     Right to Purchase 214,667
                                        Shares of Common Stock
                                         (subject to adjustment)

Warrant #1

     For value received, Photoelectron Corporation, a Massachusetts corporation (the "Company"), hereby grants to Photoelectron Investments Corporation of Liberia, or its registered assigns (the "Registered Holder"), the right to purchase from the Company 214,667 shares of the Company's Common Stock (subject to adjustment pursuant to Section 4 hereof) at a price of $1.50 per share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted under this Warrant and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions:

     1.  Definitions.  As used in this Warrant, the following terms have the
         -----------
meanings set forth below:

         "Common Stock" means the Company's Common Stock, $.0l par value per
          ------------
share.

            "Date of Issuance" shall have the meaning specified in Section 10 of
            ------------------
this Warrant.

          "Market Price" is defined as the average of the daily closing prices
          --------------
for the 20 consecutive trading days, immediately preceding the date of computation. The closing price for each day shall be (i) if the shares of Common Stock are listed or admitted to trading on a principal national securities exchange or the National Market System of NASDAQ, the last reported sales price on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or on the National Market System of NASDAQ or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the average of the highest bid and lower asked prices, as reported on the Automated Quotation System of the National Quotations Bureau, Incorporated or an equivalent, generally accepted reporting service. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" will be the fair value thereof determined by the Board of Directors in good faith.

          "NASDAQ System" means the NASDAQ Inter-Dealer Quotation System or such
          ---------------
other similar inter-dealer quotation system as may in the future be used generally by members of the National Association of Securities Dealers, Inc., for the over-the-counter transactions in securities.

          "Person" means an individual, a partnership, a corporation, a trust, a
          --------
joint venture, an unincorporated organization and a government or any department or agency thereof.

          "Warrant" or "Warrants" means this Warrant and all stock purchase
          ---------    ----------
warrants issued in exchange therefor pursuant to the terms thereof.

          "Warrant Stock" means shares of the Company's authorized but unissued
          ---------------
Common Stock; provided that if there is a change such that the securities
              --------
issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Stock" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     2.  Exercise of Warrant.
         --------------------

         2.1  Exercise Period.  The Registered Holder may exercise this
              ---------------
Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time and from time to time prior to the fifth anniversary of the Date of Issuance of the Warrant (the "Exercise Period").

         2.2  Exercise Procedure.
              ------------------

              (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

                   (i) a completed Exercise Agreement, as described below, executed by the Person exercising all or part of the purchase right represented by this Warrant (the "Purchaser");

                   (ii)   this Warrant;

                   (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in
              Exhibit II hereto, evidencing the assignment of this Warrant to the Purchaser; and

                   (iv) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise.

              (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within ten days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

              (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have been the record holder of such Warrant Stock on the Exercise Date.

              (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer, in whole or in part, of this Warrant (including the issuance of new Warrants in connection therewith or the delivery of stock certificates in a name other than that of the Registered Holder of this Warrant presented for exercise, and any such tax shall be paid by such Registered Holder at the time of presentation.

              (e) The Company will not close its books for the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise on this Warrant in any manner which interferes with the timely exercise of this Warrant.

        2.3   Exercise Agreement.  The Exercise Agreement will be substantially
              ------------------
in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Exercise Agreement will also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

        2.4   Fractional Shares.  If a fractional share of Warrant Stock
              -----------------
would, but for the provisions of Subsection 2.1, be issuable upon exercise of the rights represented by this Warrant, the Company will, within ten days after the Exercise Date, delivery to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Market Price of such fractional share as of the close of business on the Exercise Date.

     3. Exercise Price.
        --------------

        3.1   General.  The initial Exercise Price will be $1.50.  In order to
              -------
prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time pursuant to this Section 3.

        3.2   Subdivision or Combination of Common Stock and Stock Dividends.
              --------------------------------------------------------------
In case the Company shall at any time after the date hereof (a) issue any shares of Common Stock as a dividend upon Common Stock, or (b) issue any shares of Common Stock by reclassification or otherwise, or (c) combine outstanding shares of Common Stock, by reclassification or otherwise, the Exercise Price which would apply if purchase rights hereunder were being exercised immediately prior to such action by the Company shall be adjusted by multiplying it by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such dividend, subdivision or combination and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such dividend, subdivision or combination.

          3.3  Certain Dividends.  In case the Company shall declare a dividend
               -----------------
upon the Common Stock payable otherwise than out of earnings or retained earnings and otherwise than in Common Stock, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the declaration of such dividend by a fraction, the numerator of which shall be the current Market Price per share of Common Stock, on such date, less the fair market value, as determined by the Board of Directors of the Company, whose determination shall be conclusive, of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to one share of Common Stock, and of which the denominator shall be such current Market Price per share of Common Stock. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or retained earnings only to the extent that such earnings or retained earnings are charged an amount equal to the value of such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock or record entitled to such dividend are to be determined.

        3.4   No Adjustments.  No adjustment of the Exercise Price shall be
              --------------
made if the amount of such adjustment shall be less than one cent per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one cent per share.

    4.  Adjustment of Number of Shares Issuable upon Exercise.  In the event of
        -----------------------------------------------------
a stock dividend, stock split, combination or other event described in Sections
3.2 and 3.3 hereof, the Registered Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase the number of shares of Warrant Stock, calculated to the nearest full share, determined by (a) multiplying the number of shares of Warrant Stock purchasable hereunder immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately prior to such adjustment, and (b) dividing the product so obtained by the adjusted Exercise Price in effect immediately after such adjustment.

    5.  Effect of Reorganization, Reclassification, Consolidation, Merger or
        --------------------------------------------------------------------
Sale.  If at any time while this Warrant is outstanding there shall be any
----
reorganization or reclassification of the capital stock of the Company (other than a subdivision or combination of shares provided for in Subsection 3.3 hereof) or any consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving entity and which does not result in any change in the Common Stock), or any sale or other disposition by the Company of all or substantially all of its assets to any other corporation, the holder of this Warrant shall thereafter upon exercise of this Warrant be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Warrant Common Stock (and any other securities and property) of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition. In any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth in this Warrant (including those relating to adjustments of the Exercise Price and the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof as if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition and the holder hereof had carried out the terms of the exchange as provided for by such reorganization, reclassification of capital stock, consolidation or merger. Notwithstanding any other provisions of this Warrant, in the event of sale or other disposition of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise the Warrant shall terminate 30 days after the Company gives written notice to the Registered Holder of this Warrant that such sale or other disposition has been consummated.

    6.  Notice of Adjustments.  Immediately upon any adjustment of the Exercise
        ---------------------
Price or increase or decrease in the number of shares of Common Stock purchasable upon exercise of this Warrant, the Company will send written notice thereof to all Registered Holders, stating the adjusted Exercise Price and the increased or decreased number of shares purchasable upon exercise of this Warrant and setting forth in reasonable detail the method of calculation for such adjustment and increase or decrease.

    7.  Reservation of Common Stock.  The Company will at all times reserve and
        ---------------------------
keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.

    8.  No Voting Rights; Limitations of Liability.  This Warrant will not
        ------------------------------------------
entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration in this Warrant of the rights or privileges of the Registered Holder, will give rise to any liability of such Holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

    9.  Warrant Transferable.
        --------------------

        (a) Subject to the transfer conditions referred to in paragraph (b), below, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

        (b) Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Act (or any similar statute then in effect), or (ii) an opinion of counsel for the Company to the effect that such registration is not, under the circumstances, required.

    10. Warrant Exchangeable for Different Denominations. This Warrant is
        ------------------------------------------------
exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

    11.  Representations, Warranties and Covenants of the Registered Holder.
         ------------------------------------------------------------------
(a) The Registered Holder represents and warrants to, and covenants with, the Company that: (i) the Registered Holder, taking into account the personnel and resources it can practically bring to bear on the purchase of the Warrant, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Warrant, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Warrant; (ii) the Registered Holder is acquiring the Warrant for investment and with no present intention of distributing the Warrant (this representation and warranty not limiting the Registered Holder 's right to transfer all or any part of the Warrant pursuant to Section 9); and (iii) the Registered Holder will not, directly or indirectly, voluntarily offer, sell, pledge, purchase or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in compliance with the Securities Act, and the rules and regulations promulgated thereunder, or an exception thereto.

    (b) The Registered Holder further represents and warrants to, and covenants with, the Company that (i) the Registered Holder has full right, power, authority and capacity to enter into this Warrant and to consummate the transactions contemplated hereby, and (ii) upon the execution and delivery of this Warrant (for the limited purpose of this Section 11), this Warrant shall constitute a valid and binding obligation of the Registered Holder enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    12.  Miscellaneous.
         -------------

         12.1  Amendment and Waiver.  The provisions of the Warrants may be
               --------------------
amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing at least 50% of the shares of Warrant Stock obtainable upon the exercise of the Warrants outstanding at the time of such consent.

         12.2  Notices.  Any notices required to be sent to a Registered Holder
               -------
will be delivered to the address of such Registered Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

         12.3  Descriptive Headings; Governing Law.  The descriptive headings
               -----------------------------------
of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Company and the Registered Holder (for the limited purpose of Section 11 hereof) have caused this Warrant to be signed and attested by their duly authorized officers, and in the case of the Company, under its corporate seal.


                               PHOTOELECTRON CORPORATION



                               By: /s/ Peter M. Nomikos
                                  -------------------------------
                                  Name:
                                  Title:


[Corporate Seal]

Attest:


[SIGNATURE APPEARS HERE]
-------------------------------
Secretary



                               Accepted and agreed to by the
                               Registered Holder for the limited
                               purpose of Section 11 hereof:

                               PHOTOELECTRON INVESTMENTS
                               CORPORATION OF LIBERIA



                               By: /s/ Peter M. Nomikos
                                  -------------------------------
                                  Name:
                                  Title:

[131d]

                                                                EXHIBIT I
                                                                ---------


                              EXERCISE AGREEMENT
                              ------------------


To:  Photoelectron Corporation                      Date:



     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase ________ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full for such Warrant Stock at the price per share provided by such Warrant.



                                       Name
                                           -------------------------------
                                           -------------------------------
                                       Signature
                                                --------------------------
                                                --------------------------
                                       Address
                                                --------------------------
                                                --------------------------


     This Exercise Agreement must be completed and sent with the items specified in Section 2.2 of the Warrant Agreement to:

                           Photoelectron Corporation
                            400-1 Totten Pond Road
                         Waltham, Massachusetts 02154
                     Att'n:  Sandra L. Lambert, Secretary

[131d]

                                                        EXHIBIT II
                                                        ----------



                                   ASSIGNMENT
                                   ----------



     FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:


Names of Assignees             Address                  No. of Shares
------------------             -------                  -------------





Date:                          Signature______________________________
                                        ______________________________

                               Witness  ______________________________


     This Assignment must be completed and sent to:

                           Photoelectron Corporation
                            400-1 Totten Pond Road
                         Waltham, Massachusetts 02154
                      Attn:  Sandra L. Lambert, Secretary

[131d]

                   Schedule to Exhibit 10.6 of Substantially
                   Identical Documents Omitted From Exhibits
                   -----------------------------------------

Date of    Warrant                                 No. of          Duration of
Issuance     No.            Issued To              Shares        Exercise Period
--------   -------          ---------              ------        ---------------
 3/28/92     2       Photoelectron Investments       240,000     Five years
                      Corporation of Liberia

 6/27/92     3       Photoelectron Investments       280,000     Five years
                      Corporation of Liberia

 9/26/92     4       Photoelectron Investments       280,000     Five years
                      Corporation of Liberia

12/28/92     5          Peter M. Nomikos             200,000     Seven years


 9/29/93     6          Peter M. Nomikos           1,150,000     Seven years


 1/27/95     7          Peter M. Nomikos             470,000     Seven years
